EXHIBIT 10.2


ACNielsen

CONSENT

We hereby consent to the use of information from our monthly reports "Audit Report Beer and Soft Drink", covering the period January 1993 to December 2001, on Form 20-F of Quilmes Industrial (QUINSA Societe Anonyme). We further consent to the use of our name in such Form 20-F, and to the filing of this consent as an exhibit thereto and to the incorporation of this consent into any registration statement that Quinsa may file.



/s/ A.C. Nielsen S.A. de C.V. Sucursal Argentina
Adrian Sarrica
Apoderado